Accrued Expenses And Other Current Liabilities - Summary of Accrued Liabilities And Other Liabilities Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Payables and Accruals [Abstract]
Accrued outsourcing expenses	¥ 340,048	$ 48,626	¥ 328,531
Accrued utilities and other expenses	143,047	20,456	173,205
VAT and other tax payable	129,246	18,482	117,591
Accrued transportation and logistic expenses	71,026	10,157	72,541
Other Liabilities	77,244	11,045	75,212
Total	¥ 760,611	$ 108,766	¥ 767,080